March 2, 2020

BNY Mellon opportunity fUNDS

-BNY Mellon Japan Womenomics Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information contained in the second paragraph of "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund is managed by a team of investment professionals employed by BNYMAM Japan, consisting of Masafumi Oshiden, Miyuki Kashima, Kazuya Kurosawa and Yoshihiro Aoyama.  Mssers. Oshiden and Kurosawa and Ms. Kashima have been primary portfolio managers of the fund since the fund's inception in August 2018, and Mr. Aoyama has been primary portfolio manager of the fund since March 2019.  Mr. Oshiden is the lead portfolio manager of the fund and the Japan Equity Womenomics Strategy at BNYMAM Japan.  Ms. Kashima is head of the Japan Equity Investment Management Division at BNYMAM Japan.  Mr. Kurosawa is an investment manager and Mr. Aoyama is an analyst at BNYMAM Japan.

The following information supersedes and replaces the fourth paragraph in "Fund Details – Management" in the prospectus:

Investment decisions for the fund are made by a team of investment professionals who are members of the Japan Equity Investment Management Division at BNYMAM Japan.  Team members Masafumi Oshiden, Miyuki Kashima, Kazuya Kurosawa and Yoshihiro Aoyama are jointly and primarily responsible for managing the fund's portfolio.  Messrs. Oshiden and Kurosawa and Ms. Kashima have been primary portfolio managers of the fund since the fund's inception in August 2018, and Mr. Aoyama has been a primary portfolio manager of the fund since March 2019.  Mr. Oshiden is the lead portfolio manager of the fund and the Japan Equity Womenomics Strategy at BNYMAM Japan, which he joined in April 2013.  Ms. Kashima is head of the Japan Equity Investment Management Division at BNYMAM Japan, which she joined in April 2013.  Mr. Kurosawa is an investment manager at BNYMAM Japan, which he joined in May 2013.  Mr. Aoyama is an analyst at BNYMAM Japan, which he joined in 2017.  Prior to joining BNYMAM Japan, Mr. Aoyama worked as an economist at Asset Management One from 2016 to 2017, and in asset management at Mizuho Financial Group from 2014 to 2016.

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